UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
October 18, 2012

Lattice Semiconductor Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-18032	93-0835214
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5555 N. E. Moore Court
Hillsboro, Oregon 97124-6421
(Address of principal executive offices, including zip code)

(503) 268-8000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On October 18, 2012, Lattice Semiconductor Corporation (the “Company”) issued a press release announcing the Company's financial results for the third quarter ended September 29, 2012. A copy of the press release is furnished (not filed) as Exhibit 99.1 to this Current Report on Form 8-K. The information in Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 2.05. Costs Associated with Exit or Disposal Activities.

On October 12, 2012, the Board of Directors of the Company adopted a restructuring plan (the “2012 restructuring plan”). In connection with the 2012 restructuring plan, the Company will reduce its headcount by approximately 109 employees, representing approximately 13 percent of the Company's workforce, and will eliminate or repurpose several sites, including its sites in Pennsylvania and Illinois. The restructuring plan is intended to both streamline the Company's organization, given the current business environment, and to focus on the Company's strategy of pursuing the low density market. The restructuring is expected to result in a cost reduction of approximately $12.3 million during fiscal 2013.
The Company expects to record a restructuring charge of severance and related costs estimated to be approximately $5.5 million in the fourth quarter of 2012 and $0.5 million in the first quarter of 2013. The restructuring charge associated with the 2012 restructuring plan includes approximately $4.5 million in employee severance expenses and approximately $1.5 million in expenses associated with the termination of lease commitments and the retirement of lease improvements.
The 2012 restructuring plan will be substantially completed in the first quarter of 2013.
On October 18, 2012, the Company issued a press release announcing the Company's financial results for the third quarter ended September 29, 2012 that included information regarding the 2012 restructuring plan. A copy of the press release is furnished (not filed) as Exhibit 99.1 to this Current Report on Form 8-K. The information in Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

The following exhibit is being furnished herewith:

Exhibit No.	Description
99.1	Press Release, dated October 18, 2012 (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LATTICE SEMICONDUCTOR CORPORATION
		By:	/s/ Joe Bedewi
Date:	October 18, 2012		Joe Bedewi Corporate Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated October 18, 2012 (furnished herewith)

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